                                                           Exhibit No. EX-23.q.2

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as officers of
GARTMORE VARIABLE INSURANCE TRUST (the "Trust"), a Delaware statutory trust, and the Trust,  which have filed or will file with the U.S.  Securities and Exchange
Commission  under the  provisions  of the  Securities  Act of 1933,  as amended, and/or the  Investment  Company Act of 1940,  as amended,  various  Registration
Statements and amendments  thereto for the  registration  under said Acts of the
Trust, hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan
J.  Oster and each of them with  power to act  without  the  others,  his or her attorney, with full power of substitution and resubstitution,  for and in his or her name, place and stead, in any and all capacities,  to approve, and sign such
Registration  Statements and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same,  with all exhibits  thereto and other  documents in connection  therewith, with the U.S.  Securities  and Exchange  Commission,  hereby  granting unto said attorneys,  and each of them, full power and authority to do and perform all and every act and thing  requisite  to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys,  or any of them, may lawfully do or cause to be done by virtue hereof.  This  instrument may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the undersigned has herewith set his name and seal as of this 12th day of January, 2007.

/s/John H. Grady
John H. Grady                                  Gerald J. Holland
President and Chief Executive Officer          Treasurer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as officers of
GARTMORE VARIABLE INSURANCE TRUST (the "Trust"), a Delaware statutory trust, and the Trust,  which have filed or will file with the U.S.  Securities and Exchange
Commission  under the  provisions  of the  Securities  Act of 1933,  as amended, and/or the  Investment  Company Act of 1940,  as amended,  various  Registration
Statements and amendments  thereto for the  registration  under said Acts of the
Trust, hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan
J.  Oster and each of them with  power to act  without  the  others,  his or her attorney, with full power of substitution and resubstitution,  for and in his or her name, place and stead, in any and all capacities,  to approve, and sign such
Registration  Statements and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same,  with all exhibits  thereto and other  documents in connection  therewith, with the U.S.  Securities  and Exchange  Commission,  hereby  granting unto said attorneys,  and each of them, full power and authority to do and perform all and every act and thing  requisite  to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys,  or any of them, may lawfully do or cause to be done by virtue hereof.  This  instrument may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the undersigned has herewith set his name and seal as of this 12th day of January, 2007.

                                               /s/Gerald J. Holland
John H. Grady                                  Gerald J. Holland
President and Chief Executive Officer          Treasurer